EXHIBIT 24.1

POWERS OF ATTORNEY

POWER OF ATTORNEY OF Arvind Krishna

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests that were issued by Turbonomic, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint James J. Kavanaugh, Michelle H. Browdy, Robert F. Del Bene, Simon J. Beaumont and Frank Sedlarcik and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2021.

/s/ Arvind Krishna
Arvind Krishna
Chairman and Chief Executive Officer

POWER OF ATTORNEY OF JAMES J. KAVANAUGH

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests that were issued by Turbonomic, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, Michelle H. Browdy, Robert F. Del Bene, Simon J. Beaumont and Frank Sedlarcik and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2021.

/s/ James J. Kavanaugh
James J. Kavanaugh
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY OF ROBERT F. DEL BENE

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests that were issued by Turbonomic, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Michelle H. Browdy, Simon J. Beaumont and Frank Sedlarcik and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2021.

/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests that were issued by Turbonomic, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Michelle H. Browdy, Robert F. Del Bene, Simon J. Beaumont and Frank Sedlarcik and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2021.

/s/ Thomas Buberl
Director

/s/ Michael L. Eskew
Director

/s/ David N. Farr
Director

/s/ Alex Gorsky
Director

/s/ Michelle Howard
Director

/s/ Andrew N. Liveris
Director

/s/ F. William McNabb III
Director

/s/ Martha E. Pollack
Director

/s/ Joseph R. Swedish
Director

/s/ Peter R. Voser
Director

/s/ Frederick H. Waddell
Director